EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report of Capital Senior Living Corporation (the “Company”) on Form 10-K for the twelve months ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tiffany L. Dutton, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIFFANY L DUTTON
Tiffany L. Dutton
Senior Vice President- Accounting and Principal Accounting Officer (Principal Financial Officer and Duly Authorized Officer)
March 31, 2021